EXHIBIT 99.1


              DONEGAL GROUP INC. ANNOUNCES RECORD EARNINGS IN 2003



Ralph G. Spontak
Senior Vice President and Chief Financial Officer
Phone  (717) 426-1931
Fax    (717) 426-7009

                                                           For Immediate Release
                                                           ---------------------


     Marietta, Pennsylvania, February 20, 2004 - Donegal Group Inc. (Nasdaq:
DGICA and DGICB) today reported its results of operations for the quarter and year ended December 31, 2003.

     The Company completed the year with another strong quarter, posting net income for the fourth quarter of 2003 of $5,179,206, or $.47 per share on a diluted basis, compared to $3,627,496, or $.39 per share on a diluted basis, for the fourth quarter of 2002.

     For the full year ended December 31, 2003 the Company posted record net income of $18,293,976, or $1.85 per share on a diluted basis and a return on average equity of 12.2%, compared to $12,002,722, or $1.31 per share on a diluted basis and a return on average equity of 9.4%, in 2002.

     "We are pleased with our quarterly and year 2003 results that reflect the emphasis that the Company has placed on premium adequacy, underwriting discipline and expense control over the last several years together with a profitable growth strategy" stated Donald H. Nikolaus, President and Chief Executive Officer of Donegal Group.

     The Company continued its strong underwriting results through the end of the year, achieving a combined ratio for the fourth quarter of 93.8%, compared to 97.9% for the fourth quarter of 2002. The Company's loss ratio showed marked improvement from a year earlier at 63.1% for the fourth quarter of 2003, compared to 70.4% for the fourth quarter of 2002.

     The strong financial results resulted in an increase in the Company's book value per common share to $16.29 as of December 31, 2003, compared to $14.52 as of December 31, 2002.

     Revenues for the fourth quarter of 2003 were $55,694,338, an increase of 7.2% over a year earlier, with net premiums earned for the fourth quarter of $50,710,542, a 6.8% increase over the fourth quarter of 2002. The lower interest rate environment continued to impact investment income, which decreased 5.9% to $3,309,105 for the fourth quarter of 2003, compared to $3,517,404 for the fourth quarter of 2002, despite an increase in average invested assets.

     Revenues for the full year 2003 were $214,992,328, an increase of 5.5% over a year earlier, with net premiums earned for the year of $196,792,696, a 5.9% increase over 2002. The Company's combined ratio for the year ended December 31, 2003 was 95.0%, compared to 99.6% for the year ended December 31, 2002, with both personal and commercial lines showing improvement over the prior year.

     The Company will hold a conference call and webcast on Friday February 20, beginning at 11:00 A. M. Eastern Standard Time. You may participate in the conference call by calling 1-800-901-5241 (International 617-786-2963) Passcode
I. D. 26608347. An instant replay of the conference call will be available for 10 days by calling 1-888-286-8010 (Passcode I. D. 25593999).

     Donegal Group Inc. is a property and casualty insurance holding company whose insurance subsidiaries offer personal and commercial lines of insurance to businesses and individuals in six Mid-Atlantic states (Connecticut, Delaware, Maryland, New York, Ohio and Pennsylvania), eight Southeastern states (Alabama, Arkansas, Georgia, Louisiana, North Carolina, South Carolina, Tennessee and Virginia) and four Midwestern states (Iowa, Nebraska, Oklahoma and South Dakota).

     All statements contained in this release that are not historic facts are based on current expectations. Such statements are forward-looking (as defined in the Private Securities Litigation Reform Act of 1995) in nature and involve a number of risks and uncertainties. Actual results could vary materially. Among the factors that could cause actual results to vary materially include: the ability of the Company to maintain profitable operations, the adequacy of the Company's reserves for losses and loss adjustment expenses, business and economic conditions in the Company's primary operating areas, competition from various insurance and non-insurance businesses, terrorism, legal and judicial developments, changes in regulatory requirements and other risks that are described from time to time in the periodic reports the Company files with the Securities and Exchange Commission. Undue reliance should not be placed on any such forward-looking statements.


                                 (Tables Follow)

                                                      Fourth Quarter Ended
                                                --------------------------------
                                                 December 31,       December 31,
                                                     2003               2002
                                                 -----------        -----------

Net premiums earned                              $50,710,542        $47,485,673
Investment income,
     net of investment expenses                    3,309,105          3,517,404
Realized investment gains                            873,268            158,121
Total revenues                                    55,694,338         51,947,295

Net income                                       $ 5,179,206        $ 3,627,496

Net income per common share
     Basic                                       $      0.49        $      0.40
     Diluted                                     $      0.47        $      0.39




                                                          Year Ended
                                                --------------------------------
                                                 December 31,       December 31,
                                                     2003               2002
                                                ------------        ------------

Net premiums earned                             $196,792,696        $185,841,193
Investment income,
     net of investment expenses                   13,315,936          14,581,252
Realized investment gains                          1,368,031             144,190
Total revenues                                   214,992,328         203,803,561

Net income                                      $ 18,293,976        $ 12,002,722

Income per common share
     Basic                                      $       1.91        $       1.32
     Diluted                                    $       1.85        $       1.31

                        Consolidated Statements of Income
                  (unaudited; in thousands, except share data)

                                                     Fourth Quarter Ended
                                                 -------------------------------
                                                 December 31,       December 31,
                                                     2003               2002
                                                 -----------        -----------

Net premiums earned                              $    50,711        $    47,486
Investment income,
     net of investment expenses                        3,309              3,517
Realized investment gains                                873                158
Lease income                                             216                200
Service charge income                                    585                586
                                                 -----------        -----------
     Total revenues                                   55,694             51,947
                                                 -----------        -----------

Losses and loss expenses                              31,975             33,410
Amortization of deferred policy
     acquisition costs                                 7,978              7,378
Other underwriting expenses                            7,155              5,519
Other expenses                                           360                189
Policyholder dividends                                   443                205
Interest                                                 408                249
                                                 -----------        -----------
     Total expenses                                   48,319             46,950
                                                 -----------        -----------

Income before income taxes                             7,375              4,997
     Income tax expense                                2,196              1,370
                                                 -----------        -----------
Net income                                       $     5,179        $     3,627
                                                 ===========        ===========
Net income per common share
     Basic                                       $      0.49        $      0.40
                                                 -----------        -----------
     Diluted                                     $      0.47        $      0.39
                                                 -----------        -----------


Supplementary Financial Analysts' Data

Weighted average number of
   shares outstanding
     Basic                                        10,477,603          9,153,585
                                                 -----------        -----------
     Diluted                                      11,065,320          9,272,763
                                                 -----------        -----------

Net written premiums                             $    50,448        $    45,706
                                                 -----------        -----------

Book value per common share                      $     16.29        $     14.52
                                                 -----------        -----------

                                                          Year Ended
                                                --------------------------------
                                                 December 31,       December 31,
                                                     2003               2002
                                                 (unaudited)
                                                ------------        ------------

Net premiums earned                             $  196,793          $  185,841
Investment income,
     net of investment expenses                     13,316              14,582
Realized investment gains                            1,368                 144
Lease income                                           845                 790
Service charge income                                2,464               2,447
Other income                                           206                --
                                                ----------          ----------
                                                   214,992             203,804
                                                ----------          ----------
    Total revenues

Losses and loss expenses                           126,243             129,268
Amortization of deferred policy
     acquisition costs                              30,839              29,473
Other underwriting expenses                         28,687              25,332
Other expenses                                       1,345               1,060
Policyholder dividends                               1,155               1,057
Interest                                             1,287               1,119
                                                ----------          ----------
     Total expenses                                189,556             187,309
                                                ----------          ----------

Income before income taxes                          25,436              16,495
     Income tax expense                              7,142               4,492
                                                ----------          ----------
Net income                                      $   18,294          $   12,003
                                                ==========          ==========

Net income per common share
     Basic                                      $     1.91          $     1.32
                                                ----------          ----------
     Diluted                                    $     1.85          $     1.31
                                                ----------          ----------


Supplementary Financial Analysts' Data

Net written premiums                            $  206,981          $  194,504
                                                ----------          ----------

Weighted average number of
   shares outstanding
     Basic                                       9,570,872           9,085,914
                                                ----------          ----------
     Diluted                                     9,894,844           9,193,113
                                                ----------          ----------

                           Consolidated Balance Sheet
                        (in thousands, except share data)

                                                     December 31,   December 31,
                                                         2003            2002
                                                     -----------    -----------
                                                     (unaudited)
ASSETS
Investments:
         Fixed maturities:
           Held to maturity, at amortized
            cost                                      $ 113,051       $  86,702
           Available for sale, at fair value            198,433         194,732
           Equity securities, at fair value              31,448          21,836
           Short-term investments, at
            cost, which approximates fair
            value                                        78,344          29,029
                                                      ---------       ---------
                  Total investments                     421,276         332,299
Cash                                                      5,909           1,125
Premiums in course of collection                         29,017          26,287
Reinsurance receivable                                   81,009          83,207
Accrued investment income                                 3,752           3,815
Deferred policy acquisition costs                        16,224          14,567
Prepaid reinsurance premiums                             30,692          27,854
Property and equipment, net                               4,152           4,430
Deferred income taxes                                     7,032           6,956
Other assets                                              2,973             678
                                                      ---------       ---------
                  Total assets                        $ 602,036       $ 501,218
                                                      =========       =========


LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
         Unpaid losses and loss
           adjustment expenses                        $ 217,914       $ 210,692
         Unearned premiums                              134,028         121,002
         Accounts payable and accrued
           expenses                                       7,770           6,584
         Debt                                            25,774          19,800
         Due to affiliates                                  905           4,080
            Other liabilities                             6,996           5,877
                                                      ---------       ---------
                  Total liabilities                     393,387         368,035

Stockholders' Equity
Preferred stock $1.00 par value;
  authorized 2,000,000 shares,
  none issued

            Class A common stock, $.01 par
               value, authorized 30,000,000
               shares, issued 9,880,506 and
               6,269,093 shares and
               outstanding 9,798,982 and
               6,187,569 shares                              99              63

            Class B common stock, $.01 par
               value, authorized 10,000,000
               shares, issued 3,051,811 and
               3,024,742 shares and
               outstanding 3,011,049 and
               2,983,980 shares                              30              30

Additional paid-in capital                              122,745          60,652
Accumulated other comprehensive income                    5,291           4,912
Retained earnings                                        81,376          68,418
Treasury stock, at cost                                    (892)           (892)
                                                      ---------       ---------
Total stockholders' equity                              208,649         133,183
                                                      ---------       ---------
Total liabilities and stockholders' equity            $ 602,036       $ 501,218
                                                      =========       =========